Exhibit Index







          Exhibit
          -------


            11        -  Statement re computation
                         of per-share earnings



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

                                   Exhibit 11


                    COMPUTATION OF WEIGHTED AVERAGE NUMBER OF
                             SHARES OF COMMON STOCK
                                 (In Thousands)



                                                    For the Three Months
                                                       Ended March 31,
                                                  -----------------------
                                                    2000           1999
                                                  --------       --------

Diluted Earnings Per Share:

Weighted average shares of
Common Stock outstanding:
Balance outstanding - beginning of period           8,060         8,549

Weighted average shares of
treasury stock acquired ..................            (26)          (67)

Incremental shares of common stock
outstanding giving effect to stock options            --            125
                                                   ------        ------

Weighted balance - end of period .........          8,034         8,607
                                                   ======        ======


                                 Exhibit 11


                    COMPUTATION OF WEIGHTED AVERAGE NUMBER OF
                             SHARES OF COMMON STOCK
                                 (In Thousands)



                                                     For the Three Months
                                                       Ended March 31,
                                                  -----------------------
                                                    2000           1999
                                                  --------       --------

Basic Earnings Per Share:
Weighted average shares of
Common Stock outstanding:
Balance outstanding - beginning of period           8,060         8,549

Weighted average shares of
treasury stock acquired .................             (26)          (67)
                                                   ------        ------

Weighted balance - end of period ........           8,034         8,482
                                                   ======        ======

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